SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
                                _________

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

                       Date of Report: 15 May 1996
                    (Date of earliest event reported)

                      JOHN DEERE OWNER TRUST 1995-A
               (Issuer of the Notes and the Certificates)

                      JOHN DEERE RECEIVABLES, INC.
               (Originator of the Trust described herein)
           (Exact name of registrant as specified in charter)

                                DELAWARE
             (State or other jurisdiction of incorporation)

                                33-66922
                        (Commission File Number)

                              (36-7115594)
                    (IRS Employer Identification No.)

                   c/o John Deere Capital Corporation
                Suite 600 First Interstate Bank Building
                           1 East First Street
                           Reno, Nevada 89501
          (Address of principal executive offices and zip code)

                              (702)786-5527
          (Registrant's telephone number, including area code)

                           Page 1 of 8 pages.
                    The Exhibit Index appears at Page 3.
 Item 5.    Other Events.

 The statements attached as exhibits hereto are filed in accordance with a letter dated on or about May 31, 1995 submitted to the Office of the Chief Counsel, Division of Corporation
 Finance of the Securities and Exchange Commission on behalf of the Trust by the Servicer and Depositor of the Trust.



 Item 7.    Financial Statements and Exhibits.

 (c)    Exhibits

    99.1         Statement to Certificateholders
    99.2         Statement to Noteholders
    99.3         Servicer's Certificate


 Signature

 Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934,
 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             JOHN DEERE OWNER TRUST 1995-A
                             JOHN DEERE RECEIVABLES, INC.

                             By: John Deere Capital Corporation
                                          (Servicer)

                             By: /s/ Nathan J. Jones
                                 Nathan J. Jones, Treasurer


 Dated: 15 May 1996

                              EXHIBIT INDEX


 Exhibit No.                                                  Page






    99.1         Statement to Certificateholders            4
    99.2         Statement to Noteholders                   5
    99.3         Servicer's Certificate                     6

                                                    Exhibit 99.1

 Schedule E -- Statement to Certificateholders

                                                       Fiscal Month
 John Deere Owner Trust 1995-A                         Apr 1996

 Payment Date:                                         15-May-96

 (1)    Amount of principal
being paid or distributed:

    (a) Class A-1 Notes:                               $        0.00
        per $1,000 original principal amount:          $    0.00000000

    (b) Class A-2 Notes:                               $ 30,311,322.99
        per $1,000 original principal amount:          $         62.33

    (c) Certificates:                                  $  1,262,971.79
        per $1,000 original principal amount:          $         42.08

    (d) Total:                                         $ 31,574,294.78

 (2)    (a) Amount of interest being paid
                or distributed:

        (i) Class A-1 Notes:                           $        0
            per $1,000 original principal amount:      $        0
        (ii)     Class A-2 Notes:                      $ 1,856,728.79
            per $1,000 original principal amount:      $         3.82
        (iii)    Certificates:                         $   137,581.90
            per $1,000 original principal amount:      $         4.58
        (iv)     Total:                                $ 1,994,310.69

    (b) Pass-Through Rate for this Payment Date:            5.825000%

 (3)    (a) Pool Balance at end of related
            Collection Period:                         $395,770,757.48

    (b) Note Value at end of related
            Collection Period:                         $407,546,900.13

    (c) Number of Accounts at end of
          Collection Period:                                    30,294

 (4)    After giving effect to distributions
          on this Payment Date:

    (a) (i) outstanding principal amount of
            Class A-1 Notes:                           $         0
        (ii)Class A-1 Note Pool Factor:                          0

    (b) (i) outstanding principal amount of
            Class A-2 Notes:                           $367,559,131.87

       (ii) Class A-2 Note Pool Factor:                           0.76

    (c) (i) Certificate Balance:                       $ 27,080,079.85
        (ii)     Certificate Pool Factor:                         0.90

(5)    Amount of Servicing Fee being paid:             $    354,365.87
        per $1,000 original principal
          amount of Notes and Certificates:                       0.47

(6)    Amount of Administration Fee being paid:        $        100.00

(7)    Aggregate Purchase Amounts for
          Collection Period:                           $           0

(8)    Aggregate amount of Realized Losses
          for the Collection Period:                   $     22,683.53

(9)    (i) Amount in Reserve Account:                  $ 15,007,077.00
    (ii)    Amount in Class A-1 Maturity Account       $           0
    (iii)   Amount in Class A-2 Lockout Account        $           0
    (iv)    Specified Reserve Account Balance          $ 15,007,077.00

(10)   Amount of Scheduled Payments
          delinquent by more than 60 days
          as of the end of the related
          Collection Period                            $  3,199,962.00

                                        Exhibit  99.2

 Schedule F -- Statement to Noteholders
                                                       Fiscal Month
 John Deere Owner Trust 1995-A                         Apr 1996

 Payment Date:                                         15-May-96

 (1)    Amount of principal being paid on Notes:

    (a) Class A-1 Notes:                               $    0
        per $1,000 original principal amount:          $    0

    (b) Class A-2 Notes:                               $ 30,311,322.99
        per $1,000 original principal amount:          $       62.33

    (c) Total:                                         $ 30,311,322.99

 (2)    (a) Amount of interest being paid on Notes:

        (i) Class A-1 Notes:                           $    0
            per $1,000 original principal amount:      $    0

        (ii)     Class A-2 Notes:                      $  1,856,728.79
            per $1,000 original principal amount:      $        3.82

        (iii)    Total:                                $  1,856,728.79

    (b) Class A-1 Note Interest Rate
            for this Payment Date:                               0.00%

    (c) Class A-2 Note Interest Rate
            for this Payment Date:                               5.6%

 (3)    (a) Pool Balance at end of related
          Collection Period:                           $ 395,770,757.48

    (b) Note Value at end of related
          Collection Period:                           $ 407,546,900.13

    (c) Number of Accounts at end of
          Collection Period:                                     30,294

 (4)    After giving effect to distributions
     on this Payment Date:

    (a) (i) outstanding principal amount of
            Class A-1 Notes:                           $    0

        (ii)     Class A-1 Note Pool Factor:           $    0

    (b) (i) outstanding principal amount of
            Class A-2 Notes:                           $  367,559,131.87

        (ii)     Class A-2 Note Pool Factor:                        0.76

    (c) (i) Certificate Balance:                       $  27,080,079.85

        (ii)     Certificate Pool Factor:                          0.90

 (5)    Amount of Servicing Fee being paid:            $     354,365.87
        per $1,000 original principal amount
        of Notes and Certificates:                                 0.47

 (6)    Amount of Administration Fee being paid:       $         100.00

 (7)    Aggregate Purchase Amounts for
     Collection Period:                                $              0

 (8)    Aggregate amount of Realized Losses for the
        Collection Period:                             $      22,683.53

 (9)    (i) Amount in Reserve Account:                 $  15,007,077.00

    (ii)    Amount in Class A-1 Maturity Account       $              0

    (iii)   Amount in Class A-2 Lockout Account        $              0

    (iv)    Specified Reserve Account Balance          $  15,007,077.00

 (10)   Amount of Scheduled Payments delinquent by more
        than 60 days as of the end of the related
        Collection Period                              $   3,199,962.00

                                                            EXHIBIT 99.3

Servicer's Certificate
John Deere Owner Trust 1995-A                          Fiscal Month
                                                       Apr 1996

Payment Date:                                          15 May 1996

(1)  Servicing Fee to be paid:                         $    354,365.87
     Servicing Fee Shortfall:                          $     0.00

(2)  Administration Fee to be paid:                    $     100.00
     Administration Fee Shortfall:                     $     0.00

(3)  Total Distribution Amount:                        $ 35,513,107.49

(4)  Class A-1 Note Interest Rate:                           0.000000%

(5)  Weighted average Net
     APR for the related Collection Period:                 9.471480%

(6)  Class A-1 Noteholders' Earned Interest
     for the Period:                                   $     0.00

(7)  Noteholders' Interest Carryover
          Shortfall:                                   $     0.00

(8)  Class A-2 Note Interest Rate:                           5.600000%

(9)  Class A-2 Noteholders' Earned
     Interest for the Period:                          $  1,856,728.79

(10) Noteholders' Monthly Interest
     Distributable Amount:                             $  1,856,728.79

(11) Class A-1 Noteholders' Monthly
     Principal Distributable Amount:                   $     0.00

(12) Class A-1 Noteholders' Principal
     Carryover Shortfall:                              $     0.00

(13) Class A-1 Noteholders' Principal
     Distributable Amount                              $     0.00

(14) Class A-2 Noteholders' Percentage:                          96%

(15) Class A-2 Noteholders' Monthly
     Principal Distributable Amount:                   $ 30,311,322.99

(16) Class A-2 Noteholders' Principal
     Carryover Shortfall:                              $     0.00

(17) Class A-2 Noteholders' Principal
     Distributable Amount:                             $ 30,311,322.99

(18) Noteholders' Principal
     Distributable Amount:                             $ 30,311,322.99

(19) Pass-Through Rate:                                      5.825000%

(20) Certificateholders' Monthly Interest
     Distributable Amount:                             $   137,581.90

     Interest Accrued in period at the
     Pass-through Rate -- included in (20):            $   137,581.90
     Excess Reserve Account balance
     distributable to Certificateholders
     as interest if Base Rate -
     LIBOR >3.25% -- included in (20):                 $     0.00

(21) Certificateholders' Interest
     Carryover Shortfall:                              $     0.00

(22) Certificateholders' Interest
     Distributable Amount:                             $ 137,581.90

(23) Certificateholders' Percentage:                            4%

(24) Certificateholders' Monthly Principal
     Distributable Amount:                             $ 1,262,971.79

(25) Certificateholders' Principal
     Carryover Shortfall:                              $     0.00

(26) Certificateholders' Principal
     Distributable Amount:                             $ 1,262,971.79

(27) Certificateholders'
     Distributable Amount:                             $ 1,400,553.69

(28) Deposit of Excess from
     Collection Account to
     Reserve Account:                                  $ 1,590,036.15

(29) Specified Reserve Account Balance
     (before any distributions
     of excess):                                       $ 15,007,077.00

(30) Reserve Account Balance over the
     Specified Reserve
     Account Balance:                                  $  2,529,423.39
     (before any distributions of excess)

(31) Excess Reserve Account Balance
     distributable to Class A-1
     Maturity Account (5.05 (b)(i)):                   $     0.00

(32) Excess Reserve Account Balance
     distributable to Seller
     (5.05(b)(ii)):                                    $  2,529,423.39

(33) Excess Reserve Account Balance
     distributable to
     Class A-2 Noteholders:                            $     0.00

(34) Amount to be withdrawn from the Reserve
     Account and deposited into the
     Note Distribution Account (5.05(c)):              $     0.00
     Interest amount included in
     above figure:                                     $     0.00
     Principal amount included in
     above figure:                                     $     0.00

(35) Amount to be withdrawn from the
     Reserve Account and deposited
     into the Certificate Distribution
     Account (5.05(d)):                                $     0.00
     Interest amount included in
     above figure:                                     $     0.00
     Principal amount included in
     above figure:                                     $     0.00

(36) (a) Pool Balance as of the close
     of business on the last day of the
     related Collection Period:                        $ 395,770,757.48

        (b) Note Value at the end of
          related Collection Period:                   $ 407,546,900.13

        (c) Number of Accounts remaining
          in pool:                                            30,294

(37) Outstanding Principal Balance of
     Class A-1 Notes:                                  $     0.00
     Class A-1 Note Pool Factor:                             0.0000000

     Outstanding Principal Balance of
     Class A-2 Notes:                                  $ 367,559,131.87
     Class A-2 Note Pool Factor:                             0.7557673

     Outstanding Principal Balance of
     the Certificates:                                 $  27,080,079.85
     Certificate Pool Factor:                                0.9022232

(38) Aggregate amount of Purchased Receivables
     for related Collection Period:                    $     0.00

(39) Amount of Realized Losses for the
     related Collection Period:                        $  22,683.53

(40) Reserve Account Balance after giving
     effect to all distributions:                      $ 15,007,077.00

(41) Specified Reserve Account Balance:
     (after all distributions and adjustments)         $ 15,007,077.00

       (a) (i)  Aggregate Realized Losses from the
     Cut-off Date through the end of the related
     Collection Period                                 $     602,607.11

             (ii) 2.25% of the Initial Pool Balance:   $ 16,882,961.24

       (b) (i) the sum of (x) the annualized Realized
     Losses during the prior 3 fiscal months and
     (y) the aggregate principal amount of all
     Receivables as to which the related Finance
     Equipment has been repossessed but which
     has not become a Liquidated Receivable:           $ 1,489,081.39

     (ii) 1.65% of the Pool Balance at beginning
     of the prior 3 fiscal months:                     $ 8,738,762.78

       (c) (i) Aggregate Scheduled Payments delinquent
     by more than 60 days as of the end of the
     related Collection Period:                        $ 3,199,962.00

     (ii) 1.875% of the Pool Balance at end of
     related Collection Period:                        $ 7,420,701.70